Exhibit 10.65

EXECUTION COPY

FIRST AMENDMENT TO PARTICIPATION INTEREST SALE AGREEMENT

This FIRST AMENDMENT TO PARTICIPATION INTEREST SALE AGREEMENT, dated as of September 19, 2012 (this “Amendment”), is entered into between: (i) GEMB LENDING INC., a Delaware corporation (“Seller”); and (ii) GE SALES FINANCE HOLDING, L.L.C., a Delaware limited liability company (“Buyer”).

BACKGROUND

1. Seller and Buyer entered into that certain Participation Interest Sale Agreement, dated as of February 29, 2012 (the “Participation Interest Sale Agreement”).

2. Seller and Buyer desire to amend the Participation Interest Sale Agreement as set forth herein.

AMENDMENTS

The parties hereto agree as follows:

SECTION 1. DEFINITIONS. As used herein, (a) capitalized terms which are defined in the preamble hereto shall have the meanings as so defined, and (b) capitalized terms not so defined shall have the meanings set forth in the Participation Interest Sale Agreement as amended hereby.

SECTION 2. AMENDMENTS TO PARTICIPATION INTEREST SALE AGREEMENT.

(a) The phrase “and paid to Seller pursuant to the Receivables Participation Agreement” shall be removed where it appears in clause (b) of the definition of “Collections” in Section 1.1 of the Participation Interest Sale Agreement.

(b) Section 2.1 of the Participation Interest Sale Agreement is hereby amended by adding the following subsection (e) immediately after subsection (d) in such Section:

“(e) For administrative convenience, Buyer shall allocate Recoveries for each Monthly Period as follows: separately for each Segment, the Average Recovery Price Ratio for such Segment multiplied by the aggregate of the Principal Amounts (immediately prior to charge-off) with respect to Principal Receivables in that Segment that became Charged-Off Receivables during such Monthly Period.”

(c) Section 2.3 of the Participation Interest Sale Agreement is hereby amended by adding the words “or contribution” after each reference to the word “sale” in such section.

SECTION 3. EFFECTIVENESS. This Amendment shall become effective as of the opening of business on the date hereof; provided that Buyer and Seller shall have executed a counterpart of this Amendment.

SECTION 4. BINDING EFFECT; RATIFICATION.

(a) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Participation Interest Sale Agreement and (ii) each reference in the Participation Interest Sale Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and each reference in any other Related Document to the Participation Interest Sale Agreement, shall mean and be a reference to such Participation Interest Sale Agreement as amended hereby.

(b) Except as expressly amended hereby, the Participation Interest Sale Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 5. MISCELLANEOUS. (a) THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401(1) OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

(b) Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c) This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement. Executed counterparts may be delivered electronically.

IN WITNESS WHEREOF, the parties have executed this Amendment by their respective officers thereunto duly authorized as of the date first above written.

GEMB LENDING INC., Seller

By:	/s/ Michael Lagnese
Name:	Michael Lagnese
Title:	President

S-1	Participation Interest Sale Agreement First Amendment

GE SALES FINANCE HOLDING, L.L.C., Buyer

By:	/s/ Andrew Lee
Name:	Andrew Lee
Title:	VP

S-2	Participation Interest Sale Agreement First Amendment